Comerica Incorporated

Credit Suisse Financial Services Forum
February 10-11, 2014

Curt Farmer
Vice Chairman, The Retail Bank and Wealth Management

Karen Parkhill
Vice Chairman and Chief Financial Officer

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012 and "Item 1A. Risk Factors" beginning on page 68 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

The Retail Bank & Wealth Management
Organizational Goals



Funding
Growth
Balance[1]
The Retail Bank
Wealth Management
Retail Banking
Small Business
Private Banking
Advisory Services

[1]Balance between the lines of business

3

The Retail Bank & Wealth Management
Key Contributors

40% of Revenue[1]



Retail Bank 26%
WM 14%
Business Bank 60%

48% of Average Deposits



Retail Bank 41%
Business Bank 52%
WM 7%

53% of Employees



Retail Bank 42%
WM 11%
Business Bank 11%
Service Co. & Operations 36%

22% of Average Loans



Business Bank 78%
Retail Bank 12%
WM 10%

As of and for the year ended 12/31/13 • [1]Segments' revenues (FTE), calculated using fund transfer pricing (FTP) methodology, include net interest income from assets and liabilities as well as FTP funding credits and charges. Revenue percentage based on total revenues from major segments.

4

The Retail Bank & Wealth Management
Building Momentum

2013 Financial Results	Retail Bank	Wealth Management	Total Retail & Wealth	From 2012 $ Change	From 2012 % Change
Net interest income (FTE)	$ 610	$ 184	$ 794	$ (40)	(5)%
Provision for credit losses	13	(18)	(5)	(48)	N/M
Noninterest income	175	252	427	(4)	(1)
Customer-driven income	155	234	389	5	1
Noninterest expenses	708	319	1,027	(16)	(2)
Net income	42	87	129	12	10
Selected average balances:					
Loans	5,289	4,650	9,939	103	1
Deposits	21,247	3,775	25,022	719	3

10% increase in net income reflects strong credit quality, tight expenses, stable fee income against headwinds of continuing low rates & regulatory environment

$ in millions

Comerica Bank

5

Retail Banking Line of Business
Strong Deposit Generator

Banking Center Focus

Serving our lines of business:

Wealth Management

Small Business

Middle Market

Not a mass market strategy

Lowest Cost of Deposits[1]

(In basis points)



23
21
21
21
20
20
13
12
9
HBAN
FHN
STI
BBT
KEY
FITB
RF
ZION
CMA

Deposit Growth

(Average $ in billions)



16.7
18.0
18.6
+11%
2011
2012
2013

Higher Deposits per Banking Center[2]

($ in millions)



54
67
67
70
75
75
87
97
98
110
RF
HBAN
KEY
BBT
SNV
FITB
STI
FHN
ZION
CMA

At 12/31/13 • [1]Source: SNL Financial. 4Q13 interest incurred on deposits as a percentage of average deposits. Excludes BOKF, MTB, and SNV as amounts were not available as of 2/6/14. • [2]Source: SNL Financial. Excludes BOKF and MTB as amounts were not available as of 2/6/14.

Comerica Bank

6

Retail Banking Line of Business
Loan Growth Building Momentum

Consumer Credit Products

- Relationship driven, Not mass market
- Competitive offering
- Reside on Comerica's balance sheet:
  - Home Equity Loan (HELOC)
  - Installment Loan
- "White Label" third party providers:
  - Credit Card
  - Home Mortgage

Continuing Sales & Service Emphasis

Comerica Bank's call centers ranked #1 for the 12th consecutive report[1]

Top score in:
- Customer Reception
- Customer Rapport
- Needs Identification

Home Equity Loan Growth

(Period-end $ in millions)



1,537
1,498
1,474
1,501
1,517
4Q12
1Q13
2Q13
3Q13
4Q13

Number of Loan Originations



Consumer Loans
Mortgage Loans
2,923
5,738
7,924
2011
2012
2013

[1]Based on the second half 2013 benchmarking survey of O'Connor & Associates, a New Jersey-based research firm.

Comerica Bank

7

Banking Center Footprint Has Evolved
Reflecting Our Balanced Growth Strategy

Banking Centers By State[1]



215
136
105
9
18



2003
72%
14%
12%
2%
360 Banking Centers
2013
44%
28%
22%
4%
2%
483 Banking Centers

[1]At 12/31/13

Comerica Bank

8

Banking Center Evolution
Depends on Customer Acceptance of New Technologies

Legacy Delivery Model
One-size fits all strategy



- Premium locations
- Serving all business lines
- Averaging 2,500 – 4,000 sq. ft.
- Staffing from 4 to 9 employees

Omni-Channel Model
More options to meet changing needs of customers



Expert COnnect
Smart ATM's
Open Workstation Design
After Hours Teller Services
Paperless Account Opening
Automated Concierge
Video Teller
Technology Bar

Comerica Bank

9

Small Business
Realizing Growth Potential

Target Segment

Small Business Banking:

Serving companies with annual revenues generally between

$2MM - $20MM

Loan Growth
(Average $ in billions)



3.4
3.5
3.6
+5%
2011
2012
2013

Top Rated

Small Business Bank for Customer Experience[1]:

#1 in Midwest
#2 in South



#1

Deposit Growth
(Average $ in billions)



2.3
2.6
2.7
+19%
2011
2012
2013

[1]Study from ath Power Consulting, a leading financial services research and strategy firm, made public on 1/7/14

Comerica Bank

10

Small Business
Focus on Efficiency

Increasing Capacity

- Adding Relationship Managers in Texas, California & Arizona
- Streamlined loan approval process
- Expanded Business Banking Specialist Program

Loan Outstandings Per Banker
($ in millions)



3.1
4.3
6.0
+95%
2011
2012
2013

Adding Relationship Managers
(Number of Relationship Managers)



114
118
130
+14%
2012
2013
2014 FC

Growth of Pipeline
($ in millions)



353
501
576
+63%
2011
2012
2013

Comerica Bank

11

2013 Greenwich Associates Excellence Awards
Received the Most Awards of any U.S. Bank

Small Business[1]	
Overall Satisfaction – West[3]	✓
Relationship Manager Capability	✓
Financial Stability	✓
Treasury Management:	
• Overall Satisfaction	✓
• Accuracy of Operations	✓
• Customer Service	✓

Middle Market[2]	
Overall Satisfaction	✓
Relationship Manager Capability	✓
Financial Stability	✓
Investment Banking	✓
International Service	✓
Likelihood to Recommend	✓
Personal Banking Satisfaction	✓
Treasury Management:	
• Overall Satisfaction	✓
• Accuracy of Operations	✓
• Customer Service	✓
• Product Capabilities	✓
• Sales Specialist Performance	✓

GREENWICH ASSOCIATES
Greenwich Excellence 2013

[1]Based on over 17,000 interviews with businesses with sales $1-$10MM across the country • [2]Based on nearly 14,000 interviews with businesses with sales of $10-$500MM across the country • [3]Comparisons are based on only those banks operating in each region.

Comerica Bank

12

Private Banking
Leveraging our Business Bank & Retail Bank Relationships

Target Segments

Business Owners

Corporate Executives

First Generation Wealth

Foundations & Institutions

Loan Growth
(Average $ in billions)



4.7
4.5
4.7
+3%
2011
2012
2013

Loan Outstandings per Banker
($ in millions)



12.1
15.6
19.7
+63%
2011
2012
2013

Deposit Growth
(Average $ in billions)



3.1
3.7
3.8
+22%
2011
2012
2013

Comerica Bank

13

Advisory Services
Growing Fiduciary Income

Wide Array of Advisory Services[1]



Alliance 19%
Personal Trust & Asset Mgmt. 31%
Institutional Trust & Asset Mgmt. 20%
Brokerage & Insurance 30%

Assets Under Management & Administration[1]
($ in billions)



117
126
145
+24%
2011
2012
2013

Trust Assets per Trust & Estate Advisor
($ in millions)



225
222
253
+12%
2011
2012
2013

Fee Income
($ in millions)



218
232
238
+9%
2011
2012
2013

[1]Based on noninterest income for the year-ended 12/31/13

Comerica Bank

14

Comerica Professional Trust Alliance
Unique Fee Generating Business

Key Facts

- Since 1995
- 13 alliance partners
- Agreement with broker/dealers to provide trust services to their clients
- Dedicated team with 14 offices in the US

Fee Income
($ in millions)



30.3
35.7
44.8
+48%
2011
2012
2013

Assets Under Management[1]
($ in billions)



4.9
6.6
8.7
+77%
2011
2012
2013

[1]End of period balances

15

Collaboration

2013 Results

$546 million

In Opening Balances

3,795

Qualified Referrals



Retail Banking
Business Bank
Small Business
Wealth Management

Comerica Collaborates

- Educate, train, incent teamwork
- Building deep relationships
- Business Bank products:
  - Treasury Management
  - Commercial Card
  - Merchant Services
  - Letters of Credit
  - Foreign Exchange
  - Insurance
- Wealth Management products:
  - Private Banking
  - Asset Management
  - Securities/ Capital Markets
  - 401K/ Trust Advisory
- Retail Bank products:
  - On the Job Banking

16

Industry Evolution

Industry Evolution

↑ Regulation and Enforcement
- CFPB
- Durbin
- Debit card interchange
- Reg E
- NSF/OD

↑ Capital and Liquidity Requirements
- Basel III: Liquidity Coverage Ratio (LCR)
- Basel III capital rules
- Stress test & capital plan

↑ Importance of Retail Deposits
- Low cost of funding
- Basel III LCR

↓ Branch Usage

↑ Technology Investment
- Drive for efficiency
- Meet customer requirements

Comerica Today

Operates in…
- ✓ Two largest state economies in the country[1]
- ✓ 7 of the top 10 most populated U.S. cities[2]

…with strong business model…
- ✓ Relationship banking
- ✓ Trusted advisor
- ✓ Robust product offering

…and even stronger opportunities to…
- ✓ Further penetrate footprint
- ✓ Cross-sell customer base

[1]Source: U.S. Bureau of Economic Analysis. 2012 advance statistics, released 6/6/13 • [2]Source: U.S. Census Bureau, released in 2013

Comerica Bank

17

Maintaining Focus on Long-Term Goals
Moving Toward Goals, Despite Prolonged Low Rate Environment

Efficiency Ratio
20 Year Average: 59.3%



72.7%
69.2%
68.8%
Long-Term Goal:
Below 60%
2011
2012
2013

Return on Average Assets (ROA)
20 Year Average: 1.16%



0.69%
0.83%
0.85%
Long-Term Goal:
Above 1.30%
2011
2012
2013

Goal as of 2/7/14

Comerica Bank

18

Controlling What We Can Control
Loans and Deposits Continue to Grow

Loan Growth
(Average $ in billions)


40.1
43.3
44.4
+8%[1]
+3%
+11%
2011
2012
2013

Loan Growth vs. Peers[2]
(Period-end 4Q13 vs. 3Q13)


3.3%
3.0%
2.2%
2.2%
1.7%
1.4%
1.3%
1.1%
0.7%
-0.1%
-1.2%
-1.2%
BOKF
CMA
STI
ZION
SNV
KEY
HBAN
FITB
MTB
FHN
RF
BBT

Deposit Growth
(Average $ in billions)


43.8
49.5
51.7
+13%[1]
+4%
+18%
2011
2012
2013

Noninterest-Bearing as a Percent of Total Deposits[2]
(4Q13 average balances)


27%
27%
28%
29%
30%
33%
33%
36%
37%
38%
40%
45%
SNV
BBT
FHN
HBAN
STI
RF
FITB
BOKF
MTB
KEY
ZION
CMA

[1]Includes the acquisition of Sterling Bancshares during 2011 • [2]Source: SNL Financial

Comerica Bank

19

Controlling What We Can Control
Expenses Decline, While Fee Income Increases

Expenses Opportunities
- Utilizing technology to improve productivity
- Selected outsourcing of services
- Lower pension expense due to improved market performance and long-term rates

Revenue Opportunities
- Introducing new and enhanced treasury management products
- Cross-sell to expand relationships
- Expand Trust Alliance to grow fiduciary fees

Expenses Decline
($ in millions)


1,771
1,757
1,722
-3%
2011
2012
2013

Fee Income Increases
($ in millions)


792
818
826
+4%
2011
2012
2013

Comerica Bank

20

21 Continued Strong Credit QualityCredit Metrics Below Pre-Recession Levels 1Net loan charge-offs as a percentage of average total loans ● 2Nonperforming assets as a percentage of total loans ●3Source: SNL Financial 0.82 0.39 0.16 2011 2012 2013 Net Charge-off Ratio1 -0.0 9 0.12 0. 20 0.2 6 0.27 0.40 0.4 3 0.43 0 .49 0.51 0.67 1.45 BOK F CMA ZIO N MTB KEY ST I HBA N FHN BBT SNV FITB R F 4Q13 NCO Ratio1 vs. Peers3 Nonperforming Asset Ratio2 2.29 1.29 0.84 2011 2012 2013 -63% 22 Solid Shareholder ReturnIncreasing Bottom Line & Book Value 1Dividends per common share 2.09 2.67 2.85 2011 2012 2013 0.40 0.55 0.68 2011 2012 2013 Earning Per Share Growth($ per share) +70% Book Value Per Share Growth($ per share) 34.80 36.87 39.23 2011 2012 2013 +13% Dividends Per Share1 Growth($ per share) +36% 47% 79% 76% 19% 21% 23% FY11 FY12 FY13 Shares Repurchased Dividend Shareholder Payout

Appendix 24 Financial Summary $ in millions, except per share data ● 1Calculated using net income attributable to common shares ● 2Estimated ● 3See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures ● 4Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI) 4Q13 3Q13 2013 2012 Diluted income per common share1 $0.62 $0.78 $2.85 $2.67 Net interest income $430 $412 $1,672 $1,728 Loan accretion 23 8 49 71 Provision for credit losses 9 8 46 79 Noninterest income 204 214 826 818 Noninterest expenses 473 417 1,722 1,757 Litigation related expenses 52 (4) 52 23 Net income 117 147 541 521 Total average loans $44,054 $44,094 $44,412 $43,306 Total average deposits 52,769 51,865 51,711 49,533 Tier 1 common capital ratio3 10.56%2 10.72% Basel III Tier 1 common capital ratio3,4 10.3% 10.4% Average diluted shares (millions) 186 187

Full-Year 2013 Results

	FY13	From FY12 Chg $	Chg %
Total average loans	44,412	$1,106	3%
Commercial loans	27,971	1,747	7
Total average deposits	51,711	2,178	4
Noninterest-bearing deposits	22,379	1,375	7
Net interest income	1,672	(56)	(3)
Loan accretion	49	(22)	(31)
Provision for credit losses	46	(33)	(42)
Net loan charge-offs	73	(97)	(57)
Noninterest income	826	8	1
Customer-driven fee income	763	13	2
Noninterest expenses	1,722	(35)	(2)
Net income	541	20	4
Shares repurchased[1]	7.4MM shares or $287MM		

Key Performance Drivers

- Net income up $20MM or 4% from 2012
- Average loans up 3%, driven by National Dealer, general Middle Market and Energy
- Average deposits up 4%, growth across all markets
- Customer-driven fees up 2%, driven by Fiduciary and Card fees
- Noninterest expenses down 2%, driven by absence of restructuring charges. Continued tight expense control was offset by an increase in legal reserves due to an adverse litigation outcome

EPS of $2.85 up 7% from 2012

$ in millions • Full-year 2013 compared to full-year 2012 • [1]Shares repurchased under the share repurchase program

Comerica Bank

25

Fourth Quarter 2013 Results

	4Q13	Change From 3Q13	4Q12
Total average loans	44,054	(40)	(65)
Commercial loans	27,683	(76)	221
Total average deposits	52,769	904	1,487
Noninterest-bearing deposits	23,532	1,153	774
Net interest income	430	18	6
Loan accretion	23	15	10
Provision for credit losses	9	1	(7)
Net loan charge-offs	13	(6)	(24)
Noninterest income	204	(10)	--
Customer-driven fee income	190	(5)	(1)
Noninterest expenses	473	56	46
Net income	117	(30)	(13)
Shares repurchased[1]	1.7MM shares or $72MM		

Key Performance Drivers

- Period-end loan growth across almost all businesses
- Net interest income growth due to better than expected accretion from purchased credit-impaired loans
- Customer-driven fees impacted by strong 3Q13, slower economic activity and regulatory headwinds
- Noninterest expenses impacted by an increase in legal reserves due to an adverse litigation outcome

Period-end Loans up $1.3B or 3%

$ in millions • 4Q13 compared to 3Q13 • [1]Shares repurchased under the share repurchase program

Comerica Bank

26

Loans by Business and Market

By Line of Business	4Q13	3Q13	4Q12
Middle Market			
General	$13.3	$13.2	$13.2
Energy	2.8	2.9	2.9
National Dealer Services	5.3	4.9	4.6
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.1	2.0	1.9
Environmental Services	0.8	0.8	0.7
Total Middle Market	$24.8	$24.4	$23.9
Corporate Banking			
US Banking	2.6	2.7	2.8
International	1.8	1.7	1.8
Mortgage Banker Finance	1.1	1.6	2.1
Commercial Real Estate	3.8	3.8	3.7
BUSINESS BANK	**$34.1**	**$34.2**	**$34.3**
Small Business	3.6	3.6	3.5
Retail Banking	1.7	1.7	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.3**
Private Banking	4.7	4.6	4.5
WEALTH MANAGEMENT	**$4.7**	**$4.6**	**$4.5**
TOTAL	**$44.1**	**$44.1**	**$44.1**

By Market	4Q13	3Q13	4Q12
Michigan	$13.4	$13.3	$13.4
California	14.4	14.0	13.3
Texas	9.8	9.9	9.8
Other Markets	6.5	6.9	7.6
TOTAL	**$44.1**	**$44.1**	**$44.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

27

Deposits by Business and Market

By Line of Business	4Q13	3Q13	4Q12
Middle Market			
General	$13.9	$14.0	$14.6
Energy	0.6	0.5	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.2	0.1	0.1
Tech. & Life Sciences	5.2	5.1	5.2
Environmental Services	0.2	0.2	0.1
Total Middle Market	$20.3	$20.1	$20.7
Corporate Banking			
US Banking	2.8	2.4	2.1
International	1.8	1.8	1.6
Mortgage Banker Finance	0.6	0.6	0.6
Commercial Real Estate	1.5	1.4	1.1
BUSINESS BANK	**$27.0**	**$26.3**	**$26.1**
Small Business	2.8	2.7	2.7
Retail Banking	18.6	18.6	18.2
RETAIL BANK	**$21.4**	**$21.3**	**$20.9**
Private Banking	3.9	3.8	3.8
WEALTH MANAGEMENT	**$3.9**	**$3.8**	**$3.8**
Finance/ Other	0.5	0.5	0.5
TOTAL	**$52.8**	**$51.9**	**$51.3**

By Market	4Q13	3Q13	4Q12
Michigan	$20.6	$20.5	$20.0
California	15.2	14.6	15.5
Texas	10.5	10.3	9.8
Other Markets	6.0	6.0	5.5
Finance/ Other	0.5	0.5	0.5
TOTAL	**$52.8**	**$51.9**	**$51.3**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

28

General Middle Market

- Represents largest segment at 30% of total average loans
- Strong pipeline
- Average tenure of a relationship manager is 9 years



Average Loans
($ in billions)
1Q09 16.5
2Q09 15.9
3Q09 15.0
4Q09 14.2
1Q10 13.6
2Q10 13.4
3Q10 13.0
4Q10 13.0
1Q11 13.0
2Q11 13.2
3Q11 13.1
4Q11 13.0
1Q12 13.0
2Q12 13.1
3Q12 13.1
4Q12 13.2
1Q13 13.4
2Q13 13.5
3Q13 13.2
4Q13 13.3



Average Loans by Market
(4Q13 average balance)
Other Markets $0.3B 2%
Michigan $6.7B 51%
Texas $2.3B 17%
California $4.0B 30%



Average Deposits
($ in billions)
1Q09 8.9
2Q09 8.9
3Q09 9.2
4Q09 9.6
1Q10 9.8
2Q10 10.6
3Q10 10.9
4Q10 11.4
1Q11 11.2
2Q11 11.2
3Q11 12.1
4Q11 12.7
1Q12 13.5
2Q12 13.5
3Q12 14.1
4Q12 14.6
1Q13 14.1
2Q13 13.8
3Q13 14.0
4Q13 13.9

At 12/31/13

Comerica Bank

29

National Dealer Services



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 16%
Toyota/ Lexus 16%
Ford 10%
GM 9%
Other¹ 9%
Chrysler 9%
Other Asian 11%
Mercedes 3%
Other European 10%
Nissan/ Infiniti 7%

Geographic Dispersion

California	61%	Texas	8%
Michigan	18%	Other	13%

- 65+ years of Floor Plan lending, with over 20 years on a national basis
- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Excellent credit quality
- Robust monitoring of company inventory and performance



Loan Balances
($ in billions)
Average
Period End
2009 3.5
2010 3.5
2011 3.5
2012 4.3
2013 5.0
4Q13 5.6

At 12/31/13 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

30

Mortgage Banker Finance 31 Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 198 2 80 319 254 3 60 4 81 523 551 637 513 372 399 44 1 454 49 7 62 5 645 665 643 566 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 32 Energy At 12/31/13  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Average Loans($ in millions) 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 60 8 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 Average Deposits($ in millions) Natural Gas Oil Mixed Midstream15% Service14% Exploration & Production 71% Diverse Customer Base(Based on period-end loan outstandings)

33 Technology and Life Sciences At 12/31/13  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans($ in millions) 1,71 6 1,52 1 1,37 1 1,28 0 1,09 8 1,14 7 1,12 0 1,16 2 1,19 3 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1,91 3 2,02 4 2,12 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 2,64 9 2,72 7 2,85 6 3,19 8 3,26 9 3,42 4 3,34 5 3,49 8 3,73 0 4,11 6 4,23 1 4,44 0 4,70 3 5,06 5 5,20 8 5,16 6 5,02 6 4,99 6 5,05 1 5,17 6 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 Average Deposits($ in millions) 34 Commercial Real Estate Line of Business At 12/31/13 ● 1Includes CRE line of business loans not secured by real estate 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 3,79 1 3,75 2 3,74 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in millions) 4,444 4,753 4,796 4,926 5,238 4Q12 1Q13 2Q13 3Q13 4Q13 Commitments($ in millions; Based on Period-end commitments)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 5 quarters +18% 1

Shared National Credit Relationships

- Approximately 860 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approximately 16%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

December 31, 2013: $9.4B
(Period-end outstandings)


Environmental Services $0.4B 4%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.6B 6%
Entertainment $0.2B 3%
Corporate $2.6B 28%
Energy $2.6B 28%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.1B 22%
= Total Middle Market (64%)

Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

35

Nonperforming Assets

December 31, 2013
Nonaccrual Loans $350MM


Commercial Real Estate $79MM
Private Banking $29MM
Corporate $2MM
Small Business $76MM
Middle Market $80MM
Other $84MM

Nonperforming Assets of $383MM, a $95MM decrease, included:
- Nonaccrual loans down $87MM
- Foreclosed Property down to $9MM

Troubled Debt Restructurings (TDRs) of $181MM, included:
- $57MM Performing Restructured
- $24MM Reduced Rate
- $100MM Nonaccrual TDR

Nonperforming Assets
($ in millions)


Nonperforming Assets as a Percentage of Total Loans + ORE
587
555
500
478
383
1.27
1.23
1.10
1.08
0.84
4Q12
1Q13
2Q13
3Q13
4Q13

4Q13 compared to 3Q13

Comerica Bank

36

Government Card Programs



Growing Average Noninterest-Bearing Deposits
($ in millions)
US Treasury Program
State Card Programs
185
290
532
650
720
948
1,221
2007
2008
2009
2010
2011
2012
2013

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 4.5 million cards registered
  - Phasing out checks[2]
    - As of 5/1/11, new benefit recipients
    - As of 3/1/13, current check recipients
  - 95% of Direct Express card holders report they are satisfied[3]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[4]

At 12/31/13 • [1]Source: the Nilson Report July 2013 • [2]Final rule announced 12/22/10 • [3]Based on a June 2012 survey. Source: U.S. Department of the Treasury • [4]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

37

Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 69%
2012
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

Goal as of 2/7/14

Comerica Bank

38

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB-	Ba1	BBB-
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	B1	BB
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 2/4/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

39

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Tier 1 and Tier 1 common capital[1,2]	6,895	6,862	6,800	6,748	6,705
Risk-weighted assets[1,2]	65,317	64,027	65,220	65,099	66,115
Tier 1 and Tier 1 common capital ratio[2]	***10.56%***	***10.72%***	***10.43%***	***10.37%***	***10.14%***
Total shareholders' equity	$7,153	$6,969	$6,911	$6,988	$6,942
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	17	18	20	21	22
Tangible common equity	$6,501	$6,316	$6,256	$6,332	$6,285
Total assets	$65,227	$64,670	$62,947	$64,885	$65,069
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	17	18	20	21	22
Tangible assets	$64,575	$64,017	$62,292	$64,229	$64,412
Tangible common equity ratio	***10.07%***	***9.87%***	***10.04%***	***9.86%***	***9.76%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2]December 31, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

40

Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Tier 1 common capital[2]	$6,895	$6,862	$6,800	$6,748	$6,705
Basel III adjustments[3]	(6)	(4)	--	(1)	(39)
Basel III Tier 1 common capital[3]	$6,889	$6,858	$6,800	$6,747	$6,666
Risk-weighted assets[1,2]	$65,317	$64,027	$65,220	$65,099	$66,115
Basel III adjustments[3]	1,735	1,726	2,091	1,996	1,854
Basel III risk-weighted assets[3]	$67,052	$65,753	$67,311	$67,095	$67,969
Tier 1 common capital ratio[2]	10.6%	10.7%	10.4%	10.4%	10.1%
Basel III Tier 1 common capital ratio[3]	10.3%	10.4%	10.1%	10.1%	9.8%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]December 31, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

[3]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

Comerica Bank®

41

Comerica Bank®